united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	83-1476189
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 3.03, 5.03, 5.05 and 8.01 of Form 8-K.

On December 21, 2020 (the “Closing Date”), Canoo Inc., a Delaware corporation (the “Company”) (f/k/a Hennessy Capital Acquisition Corp. IV (“HCAC”)), consummated the previously announced merger (the “Closing”) pursuant to that certain Merger Agreement and Plan of Reorganization, dated August 17, 2020 (the “Merger Agreement”), by and among HCAC, HCAC IV First Merger Sub, Ltd., an exempted company incorporated with limited liability in the Cayman Islands and a direct, wholly owned subsidiary of HCAC (“First Merger Sub”), EV Global Holdco LLC (f/k/a HCAC IV Second Merger Sub, LLC), a Delaware limited liability company and a direct, wholly owned subsidiary of HCAC (“Second Merger Sub”), and Canoo Holdings Ltd., an exempted company incorporated with limited liability in the Cayman Islands (“Legacy Canoo”). The Company’s stockholders approved the Business Combination at a special meeting of stockholders held on December 21, 2020 (the “Special Meeting”). In connection with Special Meeting and the Business Combination, holders of 9,571 shares of HCAC’s Class A common stock, par value $0.0001 per share (“HCAC Class A Common Stock”), or 0.03% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.28 per share, for an aggregate redemption amount of $98,413.44.

Pursuant to the terms of the Merger Agreement, a business combination between HCAC and Legacy Canoo was effected through (a) the merger of First Merger Sub with and into Legacy Canoo, with Legacy Canoo surviving as a wholly-owned subsidiary of HCAC (Legacy Canoo, in its capacity as the surviving corporation of the merger, the “Surviving Corporation”) (the “First Merger”) and (b) the subsequent merger of the Surviving Corporation with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the Second Merger, which ultimately resulted in Legacy Canoo becoming a wholly-owned direct subsidiary of HCAC (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Hennessy Capital Acquisition Corp. IV to Canoo Inc.

Immediately prior to the effective time of the First Merger (the “Effective Time”), each Legacy Canoo preference share (the “Legacy Canoo Preference Shares”) that was issued and outstanding was automatically converted into a number of Legacy Canoo ordinary shares at the then-effective conversion rate as calculated pursuant to the Second Amended and Restated Memorandum and Articles of Association of Legacy Canoo (the “Legacy Canoo Ordinary Shares”), such that each converted Legacy Canoo Preference Share was no longer outstanding and ceased to exist, and each holder of Legacy Canoo Preference Shares thereafter ceased to have any rights with respect to such securities.

At the Effective Time, by virtue of the First Merger and without any action on the part of HCAC, First Merger Sub, Legacy Canoo or the holders of any of the following securities:

(a)	each Legacy Canoo Ordinary Share (including each Legacy Canoo Ordinary Share subject to forfeiture restrictions or other restrictions (each, a “Legacy Canoo Restricted Share”), and including Legacy Canoo Ordinary Shares from the conversion of Legacy Canoo Preference Shares described above) that were issued and outstanding immediately prior to the Effective Time were canceled and converted into (i) the right to receive the number of shares of Class A Common Stock equal to the Exchange Ratio (as defined below), and (ii) the contingent right to receive a number of shares of HCAC Class A Common Stock, as described further below (such shares, the “Earnout Shares”), (which consideration, collectively, shall hereinafter be referred to as the “Per Share Merger Consideration”); provided, however, that each share of HCAC Class A Common Stock issued in exchange for Legacy Canoo Restricted Shares is subject to the terms and conditions giving rise to a substantial risk of forfeiture that applied to such Legacy Canoo Restricted Shares immediately prior to the Effective Time to the extent consistent with the terms of such Legacy Canoo Restricted Shares;

(b)	each Legacy Canoo Ordinary Share (including Legacy Canoo Restricted Shares, as applicable) and Legacy Canoo Preference Share (collectively, the “Legacy Canoo Shares”) held in the treasury of Legacy Canoo has been cancelled without any conversion thereof and no payment or distribution was made with respect thereto;

(c)	each ordinary share of First Merger Sub, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(d)	each option to purchase Legacy Canoo Ordinary Shares, whether or not vested, that was outstanding immediately prior to the Effective Time (each, a “Legacy Canoo Option”) was assumed by HCAC and converted into (i) an option to purchase shares of HCAC Class A Common Stock (each, a “Converted Option”), and (ii) the contingent right to receive a number of Earnout Shares following the Closing. Each Converted Option is subject to the same terms and conditions (including vesting and exercisability terms) as were applicable to such Legacy Canoo Option immediately before the Effective Time, except that (A) each Converted Option is exercisable for that number of shares of HCAC Class A Common Stock equal to the product (rounded down to the nearest whole number) of (1) the number of Legacy Canoo Ordinary Shares subject to Legacy Canoo Options immediately before the Effective Time and (2) the Exchange Ratio; and (B) the per share exercise price for each share of HCAC Class A Common Stock issued upon exercise of the Converted Option is equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per Legacy Canoo Ordinary Share of such Legacy Canoo Option immediately before the Effective Time by (2) the Exchange Ratio; and

(e)	each award of restricted share units to acquire Legacy Canoo Ordinary Shares (collectively “Legacy Canoo RSUs”) that was outstanding immediately prior to the Effective Time was assumed by HCAC and converted into (i) an award of restricted stock units to acquire shares of HCAC Class A Common Stock (each, a “Converted RSU Award”), and (ii) the contingent right to receive a number of Earnout Shares following the Closing. Each Converted RSU Award is subject to the same terms and conditions (including vesting and exercisability terms) as were applicable to such award of Legacy Canoo RSUs immediately before the Effective Time, except that each Converted RSU Award represents the right to acquire that number of shares of HCAC Class A Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of Legacy Canoo Ordinary Shares subject to the Canoo RSU Award immediately before the Effective Time and (B) the Exchange Ratio.

(f)	“Exchange Ratio” is 1.239434862, which is the quotient obtained by dividing (A) 175,000,000 by (B) the total number of Legacy Canoo Ordinary Shares outstanding immediately prior to the Effective Time, expressed on a fully diluted and as-converted to Legacy Canoo Ordinary Shares basis, and including, without limitation or duplication, (A) the number of Legacy Canoo Ordinary Shares subject to unexpired, issued and outstanding Legacy Canoo Options, (B) Legacy Canoo Restricted Shares, (C) the number of Legacy Canoo Ordinary Shares issuable upon exercising the Legacy Canoo Ordinary Share purchase warrant, (D) the number of Legacy Canoo Ordinary Shares issuable upon the conversion of Legacy Canoo Preference Shares as described above and (E) the number of Legacy Canoo Ordinary Shares subject to unexpired, issued and outstanding Legacy Canoo RSUs.

Up to 15 million Earnout Shares are payable to the holders as of immediately prior to the Closing of (i) Legacy Canoo Ordinary Shares, including the Legacy Canoo Restricted Shares and the Legacy Canoo Ordinary Shares resulting from the conversion of Legacy Canoo Preference Shares described above, (ii) Legacy Canoo RSUs, and (iii) Legacy Canoo Options upon the occurrence of certain conditions closing share price targets ($18, $25, and $30) of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), within specified periods of time after the Closing.

At the effective time of the Second Merger (the “Second Effective Time”), by virtue of the Second Merger and without any action on the part of HCAC, Surviving Corporation, Second Merger Sub or the holders of any securities of HCAC or the Surviving Corporation or the Second Merger Sub: (x) each ordinary share of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time have been canceled and cease to exist without any conversion thereof or payment therefor; and (y) each membership interest in Second Merger Sub issued and outstanding immediately prior to the Second Effective Time have been converted into and became one validly issued, fully paid and non-assessable membership interest in the Surviving Entity, which constitutes the only outstanding equity of the Surviving Entity. From and after the Second Effective Time, all certificates, if any, representing membership interests in Second Merger Sub have been deemed for all purposes to represent the number of membership interests of the Surviving Entity which they were converted in accordance with the immediately preceding sentence.

A description of the Business Combination and the terms of the Merger Agreement are included in the final prospectus and definitive proxy statement, dated December 4, 2020 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 100 of the Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

On August 17, 2020, a number of purchasers (each, a “Subscriber”) subscribed to purchase from the Company an aggregate of 32,325,000 shares of HCAC Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $323,250,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”). The sale of PIPE Shares was consummated concurrently with the Closing. A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—PIPE Subscription Agreements” beginning on page 135 of the Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of Subscription Agreement, a copy of the form of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Business Combination, on the Closing Date , that certain Registration Rights Agreement, dated February 28, 2019, was amended and restated and certain persons and entities receiving shares of HCAC Class A Common Stock pursuant to the Business Combination (the “New Holders” and, collectively with the Existing Holders, the “Holders”) entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Amended and Restated Registration Rights Agreement” beginning on page 137 of the Proxy Statement/Prospectus.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Lock-Up Agreements

In connection with the Business Combination, the Company and certain stockholders of Legacy Canoo and executives of the Company (the “Legacy Holders”) entered into Lock-Up Agreements effective as of the Closing Date (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreements provide for the Common Stock held by the Legacy Holders as of immediately after the Effective Time to be locked-up for a period of 180 days after the Closing Date, subject to certain exceptions, and are described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Lock-Up Agreements” beginning on page 138 of the Proxy Statement/Prospectus. Former equity holders of Legacy Canoo representing 64.5% of the total outstanding shares of Common Stock as of the Closing are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in EV Global Holdco LLC. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as HCAC was immediately before the Mergers, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the outcome of any legal proceedings against the Company;

•	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	Company’s product development timeline and expected start of production and vehicle launch;

•	the implementation, market acceptance and success of the Company’s business model;

•	the Company’s ability to scale in a cost-effective manner;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its future operations;

•	the Company’s business, expansion plans and opportunities;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 39 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of HCAC and Legacy Canoo prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About Hennessy Capital” beginning on page 221 and “Information About Canoo” beginning on page 167 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 39 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the nine months ended September 30, 2020 and 2019 and the years ended December 31, 2019 and 2018 for Legacy Canoo is included in the Proxy Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial Information of Canoo” beginning on page 30 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2020 of Legacy Canoo have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Canoo as of and for the year ended December 31, 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Canoo prior to the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Canoo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 206 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections entitled “Management After the Business Combination” and “Canoo’s Executive Compensation” beginning on page 200 and page 246, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Directors

Effective as of the Effective Time, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was set at six members. Each of Daniel J. Hennessy, Bradley Bell, Richard Burns, Juan Carlos Mas, Gretchen W. McClain, James F. O’Neil III and Peter K. Shea resigned as directors of the Company effective as of the Effective Time. Effective as of the Effective Time, Tony Aquila, Foster Chiang, Thomas Dattilo, Greg Ethridge, Rainer Schmueckle and Josette Sheeran were elected to serve as directors on the Board.

Messrs. Chiang and Ethridge were appointed to serve as Class I directors, with terms expiring at the Company’s 2021 annual meeting of stockholders; Messrs. Dattilo and Schmueckle were appointed to serve as Class II directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; and Ms. Sheeran and Mr. Aquila were appointed to serve as Class III directors, with terms expiring at the Company’s 2023 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Executive Officers and Directors After the Business Combination” beginning on page 246 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company other than Messrs. Aquila and Ethridge qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Messrs. Schmueckle and Dattilo and Ms. Sheeran to serve on the Audit Committee, with Mr. Schmueckle as chair of the Audit Committee. The Board appointed Mr. Dattilo and Ms. Sheeran to serve on the Compensation Committee, with Mr. Dattilo as chair of the Compensation Committee. The Board appointed Messrs. Dattilo and Schmueckle and Ms. Sheeran to serve on the Nominating and Corporate Governance Committee, with Mr. Dattilo as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the Board appointed the following individuals as the Company’s executive officers: Tony Aquila to serve as Executive Chairman, Ulrich Kranz to serve as Chief Executive Officer, Paul Balciunas to serve as Chief Financial Officer and In Charge of Finance, Peter Savagian to serve as Chief Technology Officer and Andrew Wolstan to serve as General Counsel, Secretary and In Charge of Legal & Government Affairs. Effective as of the Effective Time, Daniel J. Hennessy, Greg Ethridge and Nicholas A. Petruska resigned as the Chief Executive Officer, President and Chief Operating Officer, and Executive Vice President, Chief Financial Officer and Secretary, respectively. The Biographical information for the new executive officers set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 246 of the Proxy Statement/Prospectus, is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Prospectus in the sections entitled “Canoo’s Executive Compensation—Director Compensation” beginning on page 204 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of Tony Aquila and Ulrich Kranz is set forth in the Proxy Statement/Prospectus in the sections entitled “Canoo’s Executive Compensation” beginning on page 200 of the Proxy Statement/Prospectus, which is incorporated herein by reference. In September 2020, Canoo Technologies Inc. (f/k/a Canoo Inc.), a wholly owned subsidiary of Legacy Canoo (“Canoo Technologies”) entered into an employment agreement with Peter Savagian. On the Closing Date, Canoo Technologies entered into individual amended and restated employment agreements with Paul Balciunas, Andrew Wolstan and Bill Strickland, which superseded their existing employment agreements. Details of the employment agreements are outlined below.

Agreement with Paul Balciunas

In December 2020, Canoo Technologies entered into a senior management employment agreement with Paul Balciunas to serve in the position of Chief Financial Officer (interim) (the “Balciunas Agreement”). The Balciunas Agreement amended and restated Mr. Balciunas’s prior letter agreement of January 11, 2018. The Balciunas Agreement has no specific term, provides that his employment is at-will, and specifies an annual base salary of $250,000.

The Balciunas Agreement also provides that Mr. Balciunas will be granted restricted share units covering 177,000 Legacy Canoo Ordinary Shares under the Legacy Canoo 2018 Share Option and Grant Plan subject to standard terms thereunder and providing that 3/8 of the options vested on December 1, 2020 with the remaining options vesting in 1/16th increments quarterly thereafter. The Balciunas Agreement does not contain any provisions relating to severance or payments in connection with a change in control.

Agreement with Andrew Wolstan

In December 2020, Canoo Technologies entered into a senior management employment agreement with Andrew Wolstan to serve in the position of In Charge of Legal (the “Wolstan Agreement”). The Wolstan Agreement amended and restated Mr. Wolstan’s prior letter agreement dated December 8, 2017 as further amended and restated November 6, 2018. The Wolstan Agreement has no specific term, provides that his employment is at-will, and specifies an annual base salary of $300,000. In addition, the Wolstan Agreement provides for a single lump sum cash payment contingent upon the Closing in the amount of $525,000, subject to Mr. Wolstan’s continued service through the Closing Date and to be paid within 60 days of the Closing Date.

In the event that Mr. Wolstan’s employment is terminated without Cause (as defined in the Wolstan Agreement) or he terminates employment for Good Reason (as defined in the Wolstan Agreement), the Company has the right to repurchase any unvested restricted shares previously purchased by Mr. Wolstan pursuant to restricted stock purchase agreements dated November 6, 2018, November 15, 2018, December 18, 2018, March 4, 2019 and May 6, 2019 (the “Wolstan RSPA Agreements”). If Mr. Wolstan is terminated for Cause then the Company has to right to repurchase all vested and unvested shares purchased under the Wolstan RSPA Agreements that are held by Mr. Wolstan. Other than the foregoing, the Wolstan Agreement does not contain any additional provisions relating to severance or payments in connection with a change in control.

Agreement with Peter Savagian

In September 2020, Canoo Technologies entered into an offer letter agreement with Peter Savagian for the position of Chief Technology Officer (the “Savagian Agreement”). The Savagian Agreement has no specific term, provides that his employment is at-will, and specifies an annual base salary of $450,000. The Savagian Agreement also provides that subject to the approval of the Company’s board of directors, Mr. Savagian is to be granted restricted share units for 20,000 Common Stock under the 2020 Share Option and Grant Plan, with the award subject to the standard terms and conditions for restricted stock units thereunder. The Savagian Agreement does not contain any provisions relating to severance or payments in connection with a change in control.

Agreement with Bill Strickland

In December 2020, Canoo Technologies entered into a senior management employment agreement with Bill Strickland to serve in the position of In Charge of Programs (the “Strickland Agreement”). The Strickland Agreement amended and restated Mr. Strickland’s prior letter agreement dated December 8, 2017 as further amended and restated November 6, 2018. The Strickland Agreement has no specific term, provides that his employment is at-will, and specifies an annual base salary of $360,000. In addition, the Strickland Agreement provides for a single lump sum cash payment contingent upon the Closing in the amount of $525,000, subject to Mr. Strickland’s continued service through the Closing Date and to be paid within 60 days of the Closing Date.

In the event that Mr. Strickland’s employment is terminated without Cause (as defined in the Strickland Agreement) or he terminates employment for Good Reason (as defined in the Strickland Agreement), the Company has the right to repurchase any unvested restricted shares previously purchased by Mr. Strickland pursuant to restricted stock purchase agreements dated November 6, 2018, November 15, 2018, December 18, 2018, March 4, 2019 and May 6, 2019 (the “Strickland RSPA Agreements”). If Mr. Strickland is terminated for Cause then the Company has to right to repurchase all vested and unvested shares purchased under the Strickland RSPA Agreements that are held by Mr. Strickland. Other than the foregoing, the Strickland Agreement does not contain any additional provisions relating to severance or payments in connection with a change in control.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the agreements of Messrs. Aquila, Kranz, Balciunas, Wolstan, Savagian and Strickland, copies of which are attached hereto as Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, Exhibit 10.11 and Exhibit 10.12, respectively, and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;

•	each current named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 235,655,503 shares of Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”) to purchase 24,353,356 shares of Common Stock, the exercise of Converted Options to purchase 322,119 shares of Common Stock, or the exercise of Converted RSU into 8,644,996 shares of Common Stock that were outstanding on the Closing Date, in each case subject to any applicable vesting conditions. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Tony Aquila(2)	12,394,387	5.3%
Paul Balciunas	59,493	*
Foster Chiang	—	—
Thomas Dattilo	—	—
Greg Ethridge	354,160	—
Ulrich Kranz	1,257,987	*
Peter Savagian	—	—
Rainer Schmueckle	—	—
Josette Sheeran	—	—
Andrew Wolstan	1,598,388	*

All Directors and Executive Officers of the Company as a Group (10 Individuals)	15,629,415	6.6%
Five Percent Holders:
Entities affiliated with Champ Key Limited(3)	79,488,279	33.7%
Remarkable Views Consultants Ltd.(4)	39,841,769	16.9%
AFV Partners SPV-4 LLC(5)	12,359,387	5.2%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of those listed in the table above is 19951 Mariner Avenue, Torrance, California 90503.

(2)	Consists of (i) 35,000 shares of Common Stock held by Tony Aquila and (ii) 12,325,610 shares of Common Stock held by AFV Partners SPV-4 LLC (“AFV 4”). Tony Aquila is the Chairman and CEO of AFV Partners LLC (“AFV”) which exercises ultimate voting and investment power with respect to the shares held by AFV 4. As such, Mr. Aquila may be deemed to hold voting and investment power with respect to the shares held by AFV 4. The business address of the reporting person is 2126 Hamilton Road Suite 260, Argyle, TX 76226.

(3)	Consists of (i) 62,299,069 shares of Common Stock held by DD Global Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (“DD Global”) and (ii) 17,189,210 shares of Common Stock held by Champ Key Limited, a company incorporated under the laws of the British Virgin Islands (“Champ Key”). DD Global is wholly owned by Champ Key. Champ Key is indirectly owned and controlled by Mr. Pak Tam Li, who may be deemed to hold sole voting and dispositive control over the shares held by DD Global and Champ Key. The business address of DD Global Holdings Limited is the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1- 1205 Cayman Islands and the business address of Champ Key Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(4)	The shares reported herein are directly owned by Remarkable Views Consultants Ltd. (“Remarkable Views”). The board of directors of Remarkable Views, of which Victor Chu is the sole director, has the power to dispose of and the power to vote the shares of common stock beneficially owned by Remarkable Views. The business address of the reporting person is 4F, No,13-19, Sec.6, Minquan E. Road, Neihu Dist., 114, Taipei, Taiwan.

(5)	Consists of 12,325,610 shares of Common Stock held by AFV 4. Tony Aquila is the Chairman and CEO of AFV which exercises ultimate voting and investment power with respect to the shares held by AFV 4. As such, Mr. Aquila may be deemed to hold voting and investment power with respect to the shares held by AFV 4. The business address of the reporting person is 2126 Hamilton Road Suite 260, Argyle, TX 76226.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section entitled “Certain Canoo Relationships and Related Party Transactions” beginning on page 220 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Additionally, Mr. Ethridge, HCAC’s President and Chief Operating Officer, received a $500,000 cash payment from HCAC upon the successful completion Closing.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section “Information About Canoo—Legal Proceedings” on page 199 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

HCAC Class A Common Stock and the Warrants were historically quoted on The Nasdaq Capital Market under the symbols “HCAC” and “HCACW,” respectively. On December 22, 2020, the Common Stock and Warrants began trading on The Nasdaq Global Select Market under the new trading symbols “GOEV” and “GOEVW,” respectively.

As of the Closing Date and following the completion of the Business Combination, the Company had 235,655,503 shares of the Common Stock issued and outstanding held of record by 427 holders, and 24,353,356 Warrants outstanding held of record by 3 holders.

On December 21, 2020, in connection with the Closing, all of the units previously issued by HCAC separated into their component parts of one share of Common Stock and three-quarters (3/4) of one Warrant to purchase one share of Common Stock, and the units ceased trading on The Nasdaq Capital Market.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section entitled “Description of Hennessy Capital’s Securities—New Canoo Common Stock Following the Business Combination” beginning on page 255 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s Warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of Hennessy Capital’s Securities—Redeemable Warrants” beginning on page 257 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 253 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

Upon the Closing, each outstanding share of HCAC’s Class B common stock, par value $0.0001 per share (“HCAC Class B Common Stock”), automatically converted into one (1) share of HCAC Class A Common Stock, and pursuant to the Second Amended and Restated Certificate of Incorporation of the Company, each outstanding share of HCAC Class A Common Stock was reclassified, redesignated and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”).

The securities issued in connection with the Subscription Agreements and the automatic conversion of the shares of HCAC Class B Common Stock have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 21, 2020, Legacy Canoo dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. Legacy Canoo’s Board of Directors participated in and approved the decision to change Legacy Canoo’s independent registered public accounting firm.

The audit reports of PwC on Legacy Canoo’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the substantial doubt about Legacy Canoo’s ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through December 21, 2020, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on Legacy Canoo’s financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through December 21, 2020, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses in the Legacy Canoo’s internal control over financial reporting: (i) Legacy Canoo lacked a sufficient number of professionals with an appropriate level of accounting knowledge, training, and experience to appropriately analyze, record, and disclose accounting matters timely and accurately, (ii) Legacy Canoo did not effectively design and maintain controls in response to the risks of a material misstatement in Legacy Canoo’s financial reporting, (iii) Legacy Canoo did not design and maintain formal accounting policies, processes and controls to analyze, account for and disclose complex transactions, specifically for accounting for convertible notes, (iv) Legacy Canoo did not design and maintain formal accounting policies, procedures and controls to achieve complete, accurate and timely financial accounting, reporting and disclosures, including controls over account reconciliations and journal entries, and (v) Legacy Canoo did not design and maintain effective controls over certain information technology (IT) general controls for information systems that are relevant to the preparation of its financial statements.

Legacy Canoo provided PwC with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and has requested that PwC furnish Legacy Canoo with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from PwC is attached hereto as Exhibit 16.1.

Item 5.01. Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of HCAC has occurred, and the stockholders of HCAC as of immediately prior to the Closing held 15.8% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Canoo Inc. 2020 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the Canoo Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was previously approved, subject to stockholder approval, by the Board on September 18, 2020, and on the Closing Date, our Board ratified the approval of the 2020 Plan. The 2020 Plan became effective immediately upon the Closing.

A description of the 2020 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 7—The Stock Incentive Plan Proposal” beginning on page 153 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Canoo Inc. 2020 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the Canoo Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”). The 2020 ESPP was previously approved, subject to stockholder approval, by the Board on September 18, 2020, and on the Closing Date, our Board ratified the approval of the 2020 ESPP. The 2020 ESPP became effective immediately upon the Closing.

A description of the 2020 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 8—The Employee Stock Purchase Plan Proposal” beginning on page 160 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2020 ESPP is qualified in its entirety by the full text of the 2020 ESPP, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 100 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Legacy Canoo as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Legacy Canoo as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of HCAC as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-62 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of HCAC as of and for the year ended December 31, 2019 and December 31, 2018 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-47 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1+	Merger Agreement and Plan of Reorganization, dated as of August 17, 2020, by and among Hennessy Capital Acquisition Corp. IV, HCAC IV First Merger Sub, Ltd., HCAC IV Second Merger Sub, LLC and Canoo Holdings Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 18, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated December 21, 2020.
3.2	Amended and Restated Bylaws of the Company, dated December 21, 2020.
4.1	Form of Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3	Warrant Agreement, dated February 28, 2019, by and between Hennessy Capital Acquisition Corp. IV and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 filed on Hennessy Capital Acquisition Corp. IV’s Current Report on Form 8-K, filed by the Company on March 6, 2019).
10.1	Form of Subscription Agreement, dated as of August 17, 2020, by and between Hennessy Capital Acquisition Corp. IV and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 filed on September 18, 2020).
10.2	Amended and Restated Registration Rights Agreement, dated December 21, 2020, by and among the Company and certain stockholders of the Company.
10.3	Form of Lock-Up Agreement.
10.4#	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.5#	Canoo Inc. 2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.6#	Canoo Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.7#	Letter agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Anthony Aquila dated November 25, 2020 (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.8#	Executive Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Ulrich Kranz dated November 25, 2020 (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.9#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Paul Balciunas dated December 21, 2020.
10.10#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Andrew Wolstan dated December 21, 2020.
10.11#	Letter agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Peter Savagian dated September 3, 2020.
10.12#	Senior Management Employment Agreement between Canoo Technologies Inc. (f/k/a Canoo Inc.) and Bill Strickland, dated December 21, 2020.
10.13	Standard Industrial/Commercial Single-Tenant Lease by and between Canoo Inc. and Remarkable Views Consultants Ltd., dated February 28, 2018, as amended and supplemented (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed on November 25, 2020).
10.14	Assignment of Lease by and between Remarkable Views Consultants Ltd. and Remarkable Views Torrance, LLC, dated April 30, 2020 (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed on November 25, 2020).
16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated December 22, 2020.
21.1	List of Subsidiaries
99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2020

CANOO INC.

By:	/s/ Paul Balciunas
Paul Balciunas
Chief Financial Officer